Exhibit 10.1

RATE LOCK AUTHORIZATION AGREEMENT -
(Hamilton Company NERA Portfolio - Credit Facility)

This Rate Lock Authorization Agreement dated as of November __, 2021 (“Effective Date”) is entered into pursuant to the terms and provisions of that certain Term Sheet accepted August 23, 2021 (the “Term Sheet”) issued by KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”), to the undersigned sponsor New England Realty Associates Limited Partnership, a Massachusetts limited partnership (“Sponsor”). Pursuant to the Term Sheet, the undersigned Borrowers (each individually a “Borrower”) intend to enter into a loan transaction with Lender for delivery of loan advances to Fannie Mae under a structured credit facility transaction (“Credit Facility”). The Credit Facility is to be evidenced by a Master Credit Facility Agreement that will be entered into by and between Lender and Borrower (“Master Agreement”) in the form attached hereto as Exhibit C. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Master Agreement.

By executing this Rate Lock Authorization Agreement, Borrowers authorize Lender to obtain an Initial Advance funding commitment for the Portfolio (named below) with the terms summarized below:

Portfolio Name	Hamilton Company NERA Fannie Mae Credit Facility
Name of Property and Address	See Exhibit A
Borrower(s)	See Exhibit A
Guarantor(s)	N/A
Key Principal(s)	New England Realty Associates Limited Partnership; Jameson Brown
Amount of Initial Advance	$156,000,000
Term of Initial Advance	120 months
Amortization Period	N/A
Interest Only Term	120 months
Yield Maintenance Period	114 months
Prepayment Premium/Yield Maintenance Period Term	Yield Maintenance: Calculated by formula set forth in Schedule 4.1 of the Master Agreement (but in no event less than 1% of the outstanding principal balance) for the number of years set forth above. Prepayment is permitted at par during the last 3 months prior to the maturity date of the Loan.
Fixed Interest Rate	2.91% (Estimate Only – Final Interest Rate to be determined at the time of Rate Lock)
Accrual Basis	Actual/360
Closing Deadline	November 30, 2021
Rate Lock Expiration Date	November 12, 2021
Good Faith Deposit	2.00% of the Initial Advance
Origination Fee	0.55% of the Initial Advance (0.10% of which is due to Fannie Mae)
Replacement Reserve Funding Requirement	See SCHEDULE 5 TO MCFA, attached
Repairs and Required Repair Escrow Funding	See SCHEDULE 6 TO MCFA, attached
Tax and Insurance Escrow Funding	See MCFA Article 12, attached

The parties agree to lock the rate for the fixed rate Loan to be issued under the Master Agreement upon receipt of a 2.00% good faith deposit based on the Initial Advance for each fixed rate Loan in accordance with the above terms. Sponsor acknowledges that, upon Sponsor’s instruction to Rate Lock, Lender will also promptly lock the rate on the Initial Advance. Borrower and Sponsor acknowledge that the Rate Lock cannot occur until legal counsel to Fannie Mae has confirmed that all Rate Lock conditions have been satisfied. Borrower and Sponsor further acknowledge that if Rate Lock occurs and Lender fails to close and deliver the Initial Advance on or before the Closing Deadline, Fannie Mae will suffer substantial damages for locking the rate and taking a position in the financial market under a corresponding MBS transaction, and Fannie Mae will seek reimbursement of its damages from Lender. Should the Initial Advance not close for any reason other than arising from Lender’s sole default, or if Lender is unable to satisfy any post-delivery purchase conditions raised by Fannie Mae which requires action or cooperation from Borrower that Borrower does not fulfill (and Lender has otherwise used good faith efforts to close), Borrowers and Sponsor will be liable for all actual damages suffered by Lender and Fannie Mae and any Fannie Mae MBS investor relating to interest rate and other breakage costs incurred in connection with such Rate Lock together with all enforcement costs and expenses incurred by Lender and Fannie Mae in collecting such damages (including without limitation, actual and documented out of pocket third party fees and costs and reasonable and documented out of pocket legal fees and expenses incurred in connection with such enforcement). Lender shall apply the Good Faith Deposit to payment of such damages, plus Lender’s documented out of pocket expenses described above, and Borrower and Sponsor will be liable for any deficiency which will be immediately payable upon Lender’s demand therefor. Lender may also assign to Fannie Mae any claim for such damages that Lender may have against Borrower and Sponsor. The Lender will credit to the Borrower the full amount of the Good Faith Deposit at Closing. Any return of the Good Faith Deposit to Borrowers prior to Lender’s assertion of a claim for damages does not affect Borrower’s and Sponsor’s obligations hereunder.

This Rate Lock Authorization Agreement shall not be binding unless the enclosed copy hereof is signed by Borrower and Sponsor and returned via electronic delivery, along with a wire transfer of funds, pursuant to the wiring instructions set forth on Exhibit C attached hereto, and in the amount of the Good Faith Deposit, to Lender on or before the Effective Date. Upon closing of the Initial Advance, Lender will refund the Good Faith Deposit to Borrower. If the Initial Advance has not closed by 5:00 p.m. (EST) by the Closing Deadline, the Good Faith Deposit shall be deemed earned and retained by Lender unless such failure is the sole default of Lender.

A scanned and emailed copy of a duly executed and accepted counterpart of this Rate Lock Authorization Agreement (together with Lender’s receipt of the Good Faith Deposit) shall be sufficient to evidence the binding agreement of each party to the terms hereof. Borrower and Lender each agree to promptly return to the other an original, duly executed counterpart of this Rate Lock Authorization Agreement following the delivery of a scanned and emailed copy hereof.

Borrower hereby requests Lender to lock an interest rate for the Initial Advance that is no higher than the Interest Rate set forth above. If you have any questions, please contact your Lender representative Michael T. Johnson at 770-510-2135 or by email at Michael_T_Johnson@KeyBank.com.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:	Michael T. Johnson
Title:	Senior Vice President

AGREED AND ACCEPTED:

BORROWER:

COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Gardens, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Courtyard on North Beacon, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Executive Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Highland 38, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Olde English Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Redwood Hills, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	River Drive, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

WCB ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

BORROWER:

CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Clovelly Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By:	__________________________________(SEAL)

Name:	Ronald Brown
Title:	President

Exhibit “A”

Name of Property, Borrower and Address

EXHIBIT “B”

Special Conditions

1.	Lender’s preliminary underwritten annualized Net Operating Income (“Preliminary NOI”) for the Properties is $12,742,676 for purposes of Rate Lock. The Preliminary NOI and Underwritten Interest Rate support the Loan Amount. This is preliminary and may change once Lender completes its underwriting of the Mortgage Loan. Such change could affect the loan amount available under the Loan Commitment and the Fannie Mae Commitment.

2.	The Loan Amount may not exceed 55.00% of final aggregate underwritten value of the Properties. Lender’s preliminary aggregate value for the Properties is $314,200,000, which supports the Loan Amount. This is preliminary and may change once Lender completes its full underwriting of the Mortgage Loan. Such change could affect the loan amount available under the Loan Commitment and the Fannie Mae Commitment.

3.	The Borrowers must sign Fannie Mae’s “Streamlined Rate Lock Agreement” in the event that Borrowers wish to execute a streamlined rate lock per Fannie Mae’s requirements. The “Streamlined Rate Lock Agreement” to be signed is either attached as an exhibit to this Commitment or has been delivered separately to Borrowers.

4.	Prior to Rate Lock, all Master Agreement modifications and Fannie Mae Waiver requests must be approved by Lender and Fannie Mae. Approval of any Master Agreement modifications subsequent to Rate Lock shall be at the sole discretion of Fannie Mae and the Lender, and any refusal by the Lender shall not constitute a defense of the Borrowers to the failure by the Borrowers to close the Mortgage Loan in accordance with the Rate Lock Authorization Agreement (in the amount of the Rate Lock Loan Amount).

5.	Within 3 business days of Rate lock, all outstanding Due Diligence must be received by Lender in order to complete its Full Underwriting. KBREC must complete the full underwriting no later than 5 days after Rate Lock.

6.	Prior to Rate Lock, Lender must review all remaining due diligence items, including but not limited to the following legal items:

a.	Copies of executed Rate Lock Agreement, SERL Agreement and Good Faith Deposit.
b.	Items identified as required for Rate Lock in the most recent legal checklist circulated by Lender’s Counsel.

7.	Prior to Closing, Lender must review all remaining due diligence items, including but not limited to the following legal items:

a.	Final loan approval from Fannie Mae and Lender internal credit committee.
b.	Items circulated in the most recent legal checklist from Lender’s Counsel.
c.	Satisfactory completion of required Borrower-related compliance checks.
d.	Receipt of final 3rd party reports, including final Phase I and property condition reports. Final immediate repair and replacement reserves will be based on final property condition reports.

EXHIBIT “C”

Master Credit Facility Agreement

See Attached.

EXHIBIT “D”

Lender Wiring Instructions for Good Faith Deposit

KeyBank National Association

4224 Ridge Lea Road

Amherst, NY 14226-3350

Attn: KBREC Fundings

ABA:	# 021-300-077
Account:	# 953-001-430
Account Holder:	KeyBank National Association
Reference:	Loan Number: 10224925
Property Name:	Hamilton Company NERA Portfolio – Credit Facility
Amount of Wire:	$3,120,000
Purpose of Wire:	2.00% Commitment Fee

Please contact Brendan O’Keefe if there are any questions at (617) 385-6276.